UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 20, 2007
First Citizens Banc Corp

(Exact name of Registrant as specified in its charter)

Ohio	0-25980	34-1558688

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870

(Address of principle executive offices)
Registrant’s telephone number, including area code: (419) 625-4121
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On March 20, 2007, Robert L. Ransom and Ronald E. Dentinger each submitted to First Citizens Banc Corp notice of his decision to resign his position as a director effective on April 17, 2007.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens Banc Corp

(Registrant)

Date: March 23, 2007	/s/ James O. Miller

James O. Miller, Executive Vice President